                                                                    EXHIBIT 99.4

MIDAMERICAN ENERGY COMPANY
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            THREE MONTHS
                                                                           ENDED MARCH 31
                                                            ----------------------------------------
                                                               1995                           1994
                                                            ---------                     ---------
OPERATING REVENUES
  Electric                                                  $ 246,231                     $ 245,883
  Gas                                                         172,352                       226,488
                                                            ---------                     ---------
    Total                                                     418,583                       472,371
                                                            ---------                     ---------

OPERATING EXPENSES AND TAXES
  Cost of fuel, energy and capacity                            54,050                        56,308
  Cost of gas sold                                            108,571                       162,076
  Cooper Nuclear Station non-fuel costs                        21,178                        21,680
  Other operating expenses                                     68,892                        62,955
  Maintenance                                                  21,292                        23,391
  Depreciation and amortization                                38,919                        38,231
  Income taxes                                                 22,397                        24,219
  Property and other taxes                                     26,983                        23,227
                                                            ---------                     ---------
    Total                                                     362,282                       412,087
                                                            ---------                     ---------
OPERATING INCOME                                               56,301                        60,284
                                                            ---------                     ---------
OTHER INCOME
  Subsidiaries
    Revenues                                                   42,615                        56,199
    Other Income                                                7,080                        12,774
    Expenses                                                  (48,650)                      (63,848)
                                                            ---------                     ---------
      Net Income                                                1,045                         5,125
  Miscellaneous                                                    20                           585
                                                            ---------                     ---------
    Total                                                       1,065                         5,710
                                                            ---------                     ---------
INCOME BEFORE UTILITY INTEREST CHARGES                         57,366                        65,994
                                                            ---------                     ---------
UTILITY INTEREST CHARGES
  Interest on long-term debt                                   19,713                        18,135
  Other interest expense                                        1,304                         1,109
  Allowance for borrowed funds                                 (1,228)                         (718)
                                                            ---------                     ---------
    Total                                                      19,789                        18,526
                                                            ---------                     ---------
INCOME FROM CONTINUING OPERATIONS                              37,577                        47,468
LOSS FROM DISCONTINUED OPERATIONS (net of income taxes)             -                          (759)
                                                            ---------                     ---------
NET INCOME                                                     37,577                        46,709
PREFERRED AND PREFERENCE DIVIDENDS                              2,281                         2,573
                                                            ---------                     ---------
EARNINGS ON COMMON STOCK                                    $  35,296                     $  44,136
                                                            ---------                     ---------
                                                            ---------                     ---------
AVERAGE SHARES OF COMMON STOCK OUTSTANDING                     99,869                        97,846
                                                            ---------                     ---------
                                                            ---------                     ---------

EARNINGS PER AVERAGE SHARE OF COMMON STOCK
Continuing operations                                       $    0.35                     $    0.46
Discontinued operations                                             -                         (0.01)
                                                            ---------                     ---------
Earnings per average share of common stock                  $    0.35                     $    0.45
                                                            ---------                     ---------
                                                            ---------                     ---------


The accompanying notes are an integral part of these supplemental consolidated financial statements.

MIDAMERICAN ENERGY COMPANY
SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS
(In Thousands)

                                                         AS OF
                                                      ------------
                                                        MARCH 31
                                                      ------------
                                                          1995
                                                      ------------
                                                      (Unaudited)
ASSETS

UTILITY PLANT
  Electric                                             $3,805,609
  Gas                                                     663,743
                                                      ------------
    Gross plant                                         4,469,352
  Less accumulated depreciation and amortization        1,923,015
                                                      ------------
  Utility plant, net                                    2,546,337
  Construction work in progress                            97,974
                                                      ------------
    Total                                               2,644,311
                                                      ------------
POWER PURCHASE CONTRACT                                   221,083
                                                      ------------
INVESTMENT IN DISCONTINUED OPERATIONS                         869
                                                      ------------
CURRENT ASSETS
  Cash and cash equivalents                                55,002
  Receivables, less reserves                              179,570
  Inventories                                              85,042
  Other                                                    23,363
                                                      ------------
    Total                                                 342,977
                                                      ------------
INVESTMENTS                                               735,014
                                                      ------------
OTHER ASSETS                                              422,214
                                                      ------------
TOTAL ASSETS                                           $4,366,468
                                                      ------------
                                                      ------------
CAPITALIZATION AND LIABILITIES

CAPITALIZATION
  Common shareholder's equity                          $1,218,476
  Nonredeemable preferred shares                           89,955
  Redeemable preference shares                             50,000
  Long-term debt                                        1,389,771
                                                      ------------
    Total                                               2,748,202
                                                      ------------
CURRENT LIABILITIES
  Notes payable                                            69,600
  Current portion of long-term debt and
    purchased power contract                               84,791
  Accounts payable                                        116,267
  Taxes accrued                                           108,733
  Interest accrued                                         24,163
  Other                                                    47,969
                                                      ------------
    Total                                                 451,523
                                                      ------------
OTHER LIABILITIES
  Power purchase contract                                 125,729
  Deferred income taxes                                   717,852
  Investment tax credit                                    99,724
  Other                                                   223,438
                                                      ------------
    Total                                               1,166,743
                                                      ------------
TOTAL CAPITALIZATION AND LIABILITIES                   $4,366,468
                                                      ------------
                                                      ------------


The accompanying notes are an integral part of these supplemental consolidated financial statements.


MIDAMERICAN ENERGY COMPANY
SUPPLEMENTAL CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

                                                                                       THREE MONTHS ENDED
                                                                                             MARCH 31
                                                                          ----------------------------------------
                                                                             1995                          1994
                                                                          ----------                    ----------
NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                                    37,577                        46,709
Adjustments to reconcile net income to net cash provided:
  Depreciation, depletion and amortization                                    46,030                        44,729
  Amortization of advances from capital improvements                           2,494                         2,755
  Amortization of nuclear fuel                                                 2,102                         2,213
  Net decrease in deferred income taxes and investment
    tax credit                                                                (9,161)                       (2,523)
  Capitalized cost of real estate sold                                           465                           809
  Loss from discontinued operations                                                -                           759
  Gain on sale of assets and long-term investments                              (820)                         (528)
  Cash flows resulting from changes in working capital, net of
    effects from discontinued operations and exchanges of assets              46,382                        53,441
Deferred energy efficiency program costs, net                                 (3,935)                       (5,092)
Other                                                                         10,498                        12,863
                                                                          ----------                    ----------
  Net cash provided                                                          131,632                       156,135
                                                                          ----------                    ----------
NET CASH FLOWS FROM INVESTING ACTIVITIES
Utility capital expenditures                                                 (40,612)                      (32,089)
Cooper Nuclear Station capital improvement advances                           (2,797)                       (1,752)
Quad-Cities Nuclear Power Station fuel expenditures                                -                        (3,202)
Quad-Cities Nuclear Power Station decommissioning trust fund                  (2,201)                       (2,186)
Nonregulated capital expenditures                                            (12,569)                      (16,230)
Purchase of assets and long-term investments                                 (13,637)                      (41,872)
Proceeds from sale of assets and long-term investments                        15,195                        36,195
Other investing activities, net                                               33,943                           436
                                                                          ----------                    ----------
  Net cash used                                                              (22,678)                      (60,700)
                                                                          ----------                    ----------
NET CASH FLOWS FROM FINANCING ACTIVITIES
Dividends paid on common shares                                              (29,118)                       (28,587)
Dividends paid on preferred and preference shares                             (2,281)                        (2,573)
Long-term debt proceeds, net of issuance cost                                 12,554                         15,958
Retirement of long-term debt, net of reacquisition cost                      (13,618)                          (345)
Increase (decrease) in InterCoast Energy Company
  unsecured revolving credit facility                                         (8,000)                        12,500
Issuance of common shares                                                      7,633                          3,976
Net decrease in notes payable                                                                               (98,083)
                                                                          ----------                     ----------
  Net cash used                                                              (87,730)                       (97,154)
                                                                          ----------                     ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                          21,224                         (1,719)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                              33,778                         24,289
                                                                          ----------                     ----------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                    55,002                         22,570
                                                                          ----------                     ----------
                                                                          ----------                     ----------

ADDITIONAL CASH FLOW INFORMATION:

   Interest paid, net of amounts capitalized                                  33,170                         36,612
                                                                          ----------                     ----------
                                                                          ----------                     ----------
   Income taxes paid (benefits received)                                       3,955                            (24)
                                                                          ----------                     ----------
                                                                          ----------                     ----------


The accompanying notes are an integral part of these supplemental consolidated financial statements.

NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

(1) MERGER AND SUPPLEMENTAL FINANCIAL STATEMENTS:

  The accompanying Supplemental Consolidated Financial Statements are the same as the restated financial statements that will be issued after the post-merger operating results are published. On July 1, 1995, Iowa-Illinois Gas and Electric Company (Iowa-Illinois or IWG), Midwest Resources Inc. (Resources or
MWR) and Midwest Power Systems Inc. (Midwest Power or MPS) merged with and into MidAmerican Energy Company (MidAmerican or Company). MidAmerican is structured as utility company with two wholly-owned non-regulated subsidiaries: InterCoast Energy Company (InterCoast) and Midwest Capital Group Inc. (MCG). The supplemental financial statements reflect the accounting for the merger as a pooling of interests and are presented as if the companies were merged as of the earliest period shown.

       MidAmerican issued its own stock to the shareholders of MWR and IWG. MWR's common shareholders received one share of MidAmerican common stock for each MWR share held and IWG's Common shareholders received 1.47 shares of MidAmerican common stock for each IWG share held.

       Operating revenues, income from continuing operations and net income for the three months ended March 31, 1995, and 1994, were as follows (millions):


                                  Iowa-Illinois  Resources   MidAmerican
Year ended March 31, 1995
     Operating revenues...........    $ 152.3    $  266.3*    $  418.6
     Income from continuing
          operations..............       13.5        24.1         37.6
     Net income...................       13.5        24.1         37.6

Year ended March 31, 1994
     Operating revenues...........    $ 184.9    $  287.5*     $ 472.4
     Income from continuing
          operations..............       17.1        30.4         47.5
     Net income...................       17.1        29.6         46.7

* Resources has been reclassified to reflect only utility revenues as operating revenues consistent with MidAmerican's presentation.


     These supplemental Consolidated Financial Statements reflect all adjustments (which include only normal, recurring adjustments) necessary in the opinion of the Company for a fair presentation of the interim results. These statements should be read in conjunction with Exhibit 99-3 in this Current Report on Form 8-K, Resource's 1994 Annual Report on Form 10-K (Commission File Number 1-10654), Iowa-Illinois' Annual report on Form 10-K (Commission File Number 1-3573) and Midwest Power's Annual Report on Form 10-K (Commission File Number 1-12582).